Exhibit 99.1

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FOR IMMEDIATE RELEASE

FISKER INC. TO LIST ON NYSE THROUGH MERGER WITH APOLLO
AFFILIATED SPARTAN ENERGY ACQUISITION CORP.

●	Transaction to provide more than $1 billion of gross proceeds to the company, including $500 million fully committed common stock PIPE at $10.00 per share anchored by existing and new investors – including Moore Strategic Ventures, AllianceBernstein, funds and accounts managed by BlackRock and Federated Hermes Kaufmann
●	Proceeds to fully fund the development of the all-electric Fisker Ocean through start of production in 2022
●	Pro forma equity value of the merger is approximately $2.9 billion, at the $10.00 per share PIPE price and assuming minimal Spartan shareholder redemptions
●	Combined company Board of Directors will be comprised of existing Fisker Board members and an Apollo designee
●	Transaction advances on Fisker’s mission of creating the world’s most emotional and sustainable vehicles – and upholds its vision of a clean future for all

LOS ANGELES/NEW YORK (July 13, 2020) – Fisker Inc. (“Fisker”) and Spartan Energy Acquisition Corp. (“Spartan”) (NYSE:SPAQ), a special purpose acquisition company sponsored by an affiliate of Apollo Global Management, Inc. (NYSE:APO) (together with its consolidated subsidiaries, “Apollo”), today announced they have entered into a definitive agreement for a business combination that would result in Fisker becoming a publicly listed company.

Based in Los Angeles, California, Fisker is revolutionizing the automotive industry by developing the most emotionally desirable and eco-friendly electric vehicles on Earth, supported by advanced mobility solutions. The proposed transaction is anticipated to provide Fisker the necessary funding to bring its first product, the Fisker Ocean, to production in late 2022.

The Fisker Ocean is a fully electric SUV with premium styling and features and has been designed to be the world’s most sustainable vehicle, including extensive use of environmentally friendly and recycled materials. The Fisker Ocean will be available to consumers through an innovative leasing package, optimized for driver convenience and accessibility. The vehicle has won numerous awards since its debut at the Consumer Electronics Show earlier in 2020, highlighting strong market reception for this type of vehicle and for the Fisker ethos of appealing design and sustainability.

Commenting on today’s significant milestones, Fisker Inc. company Founder, Chairman and Chief Executive Officer, Henrik Fisker said: “Today, the realization of the world’s first digital car company took another major step forward, advancing our mission to commercialize the world’s most emotional and sustainable vehicles, while upholding our vision of a clean future for all. We are excited to partner with Apollo, a world-class financial institution who brings deep industry expertise, extensive global relationships and a shared commitment to ESG. This vote of confidence from investors, coupled with our exciting progress on the development of our first vehicle, lays out Fisker’s path to 2022 and beyond. Drivers of the Fisker Ocean SUV will also benefit from our unique flexible lease program that maximizes affordability, while delivering unrivaled ownership flexibility. Deployed through our proprietary app, our leasing model has been designed to appeal to customers looking for the ultimate in sustainable mobility and freedom from traditional and restrictive leasing programs.”

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“Spartan and Apollo have a strong commitment to sustainability and ESG, and we are excited to work with Fisker to help achieve its vision of attainable electric transportation,” said Geoffrey Strong, chairman and chief executive officer of Spartan and senior partner, co-head of infrastructure and natural resources at Apollo. “Henrik has an unparalleled and world-renowned design track record and is supported by an expert management team with storied careers in the automotive industry. The right team, combined with deep financial resources provided by this transaction, further position the company to succeed in a rapidly growing industry.”

“Our funding, product plans and brand development actions are on course,” continued Fisker. “Prototype vehicles are expected to start durability testing by the end of this year, and we continue to make significant progress on the development of our sales and service proposition.”

Transaction Overview

The business combination values Fisker at a $2.9 billion pro forma equity value, at the $10.00 per share PIPE price and assuming minimal redemptions by Spartan shareholders. The boards of directors of both Spartan and Fisker have unanimously approved the proposed transaction, which is expected to be completed in the fourth quarter of 2020, subject to, among other things, the approval by Spartan’s shareholders, satisfaction of the conditions stated in the definitive agreement and other customary closing conditions.

Advisors

Cowen is serving as financial advisor, and Orrick Herrington & Sutcliffe LLP is serving as legal advisor to Fisker. Cowen, Credit Suisse and Goldman Sachs are serving as co-placement agents on the PIPE offering. Citi and Goldman Sachs are serving as financial advisors and Vinson & Elkins LLP is serving as legal advisor to Spartan Energy Acquisition Corp.

About Fisker Inc.

California-based Fisker Inc. is revolutionizing the automotive industry by developing the most emotionally desirable and eco-friendly electric vehicles on Earth. Passionately driven by a vision of a clean future for all, the company is on a mission to become the No. 1 e-mobility service provider with the world’s most sustainable vehicles. For more information and to reserve the all-electric Fisker Ocean visit www.fiskerinc.com

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About Spartan Energy Acquisition Corp.

Spartan is a special purpose acquisition entity focused on the energy value-chain in North America and was formed for the purpose of entering into a merger, amalgamation, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. The Company is sponsored by Spartan Energy Acquisition Sponsor LLC, which is owned by a private investment fund managed by an affiliate of Apollo Global Management, Inc. (NYSE: APO).

About Apollo Global Management

Apollo is a leading global alternative investment manager with offices in New York, Los Angeles, San Diego, Houston, Bethesda, London, Frankfurt, Madrid, Luxembourg, Mumbai, Delhi, Singapore, Hong Kong, Shanghai, and Tokyo. Apollo had assets under management (AUM) of approximately $316 billion as of March 31, 2020 in Private Equity, Credit and Real Assets invested across a core group of nine industries where Apollo has considerable knowledge and resources. For more information about Apollo, please visit www.apollo.com.

Forward Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this presentation, regarding Spartan’s proposed acquisition of Fisker, Spartan’s ability to consummate the transaction, the benefits of the transaction and the combined company’s future financial performance, as well as the combined company’s strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this press release, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Spartan and Fisker disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. Spartan and Fisker caution you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of either Spartan or Fisker. In addition, Spartan cautions you that the forward-looking statements contained in this press release are subject to the following factors: (i) the occurrence of any event, change or other circumstances that could delay the business combination or give rise to the termination of the agreements related thereto; (ii) the outcome of any legal proceedings that may be instituted against Spartan or Fisker following announcement of the transactions; (iii) the inability to complete the business combination due to the failure to obtain approval of the shareholders of Spartan, or other conditions to closing in the transaction agreement; (iv) the risk that the proposed business combination disrupts Spartan’s or Fisker’s current plans and operations as a result of the announcement of the transactions; (v) Fisker’s ability to realize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of Fisker to grow and manage growth profitably following the business combination; (vi) costs related to the business combination; (vii) changes in applicable laws or regulations; and (viii) the possibility that Fisker may be adversely affected by other economic, business, and/or competitive factors. Should one or more of the risks or uncertainties described in this press release, or should underlying assumptions prove incorrect, actual results and plans could different materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in Spartan’s periodic filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the fiscal year ended December 31, 2019. Spartan’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

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Important Information for Investors and Shareholders

In connection with the proposed business combination, Spartan Energy Acquisition Corp. will file a proxy statement with the SEC. Additionally, Spartan Energy Acquisition Corp. will file other relevant materials with the SEC in connection with the business combination. Copies may be obtained free of charge at the SEC’s web site at www.sec.gov. Security holders of Spartan Energy Acquisition Corp. are urged to read the proxy statement and the other relevant materials when they become available before making any voting decision with respect to the proposed business combination because they will contain important information about the business combination and the parties to the business combination. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in the Solicitation

Spartan Energy Acquisition Corp. and its directors and officers may be deemed participants in the solicitation of proxies of Spartan’s shareholders in connection with the proposed business combination. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Spartan’s executive officers and directors in the solicitation by reading Spartan’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and the proxy statement and other relevant materials filed with the SEC in connection with the business combination when they become available. Information concerning the interests of Spartan’s participants in the solicitation, which may, in some cases, be different than those of their stockholders generally, will be set forth in the proxy statement relating to the business combination when it becomes available.

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Contacts:

For Fisker Inc.

Advisor / VP Communications

Simon Sproule

949.878.0844

ssproule@fiskerinc.com

Corporate Communications (DRIVEN360)

310.374.6177

Fisker@GoDRIVEN360.com

Investor Relations

Eduardo Royes / Marc Silverberg

fiskerIR@icrinc.com

Financial Media Relations

Matthew Lindberg

203.682.8214

fiskerPR@icrinc.com

For Apollo Global Management, Inc./Spartan Energy Acquisition Corp.

Head of Investor Relations

Gary M. Stein

212.822.0467

gstein@apollo.com

Investor Relations Manager

Ann Dai

212.822.0678

adai@apollo.com

Global Head of Corporate Communications

Joanna Rose

212.822.0491

jrose@apollo.com